UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end:    April 30

Date of reporting period:    April 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

April 30, 2018

Wells Fargo Income Opportunities Fund (EAD)

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The views expressed and any forward-looking statements are as of April 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Income Opportunities Fund for the 12-month period that ended April 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.27% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 15.91%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 21.71%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.32% while fixed-income investments outside the U.S. gained 7.68%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 3.21%.

Global economic growth benefited equity investments during the second quarter of 2017.

During the second quarter of 2017, U.S. economic data reflected a healthy economy. Gross domestic product (GDP) growth on an annualized basis was 3.1% for the second quarter. Hiring remained strong, and business and consumer sentiment improved.

In June, the U.S. Federal Reserve (Fed) raised the target federal funds interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the interest rate increase, short-term bond yields rose while longer-term Treasury yields were little changed, leading to positive performance. Investment-grade, high-yield, and municipal bonds benefited from strong demand.

Although economic momentum increased in Europe, the European Central Bank (ECB) held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. The Bank of Japan also continued economic and monetary policies that align with Prime Minister Shinzō Abe’s efforts to encourage business activity and economic growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Income Opportunities Fund	3

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the first four months of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and repeated but ultimately unsuccessful efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. GDP growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the Fed’s targets.

Economic momentum increased in Europe; the ECB held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar while commodity price increases benefited countries that rely on natural resources for exports.

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first four months of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January. Subsequently, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.95% and 3.11%, respectively, on April 30, 2018.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering. The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. In April, the U.S. Bureau of Economic Analysis placed first-quarter U.S. GDP growth at 2.3%. The unemployment rate fell to a 17-year low of 3.9% in April and wage growth data improved.

Internationally, central banks maintained low interest rates and monetary policies that were accommodative of business activity. Industrial production, retail sales, and fixed-asset investment increased in China. During January 2018, purchasing managers’ indices in China, the eurozone, India, and Japan reported data for December that indicated continued growth. Despite positive economic signals and business fundamentals, international stock values fell during February and March 2018, swept up in the selling momentum in U.S. markets before generally moving higher in April.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering.

4	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

On November 10, 2017, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2018 and ending on December 31, 2018. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Strategy summary

Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®

Phillip Susser

Average annual total returns (%) as of April 30, 20181

	1 year	5 year	10 year
Based on market value	1.24	4.54	7.17
Based on net asset value (NAV)	4.78	6.95	7.80
ICE BofAML U.S. High Yield Index[2]	3.21	4.76	7.75

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Adviser has committed through March 6, 2019, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. The Fund’s gross and net expense ratios, which include 0.74% of interest expense, were 1.68% and 1.63%, respectively, for the year ended April 30, 2018. Without this waiver and/or reimbursement, the Fund’s returns would have been lower.

Comparison of NAV vs. market value[3]

The Fund is leveraged through a revolving credit facility. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve additional risks including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the United States bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[3]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Income Opportunities Fund	7

MANAGER’S DISCUSSION

During the 12-month period that ended April 30, 2018, the Fund’s return based on market value was 1.24% while its return based on net asset value (NAV) was 4.78%. Based on its NAV-based return, the Fund outperformed the return of the ICE BofAML U.S. High Yield Index, which advanced 3.21% for the 12-month period ended April 30, 2018.

Overview

Over the last 12 months, returns in the high-yield sector were negatively impacted by higher Treasury yields though that was offset by a lower risk premium (spread). The spread reflects the relative risks of high-yield bonds compared with Treasuries and the value that investors expect to realize for accepting the higher relative risk of high-yield bonds. Spreads compressed during the period. Both higher Treasury yields and lower spreads are emblematic of solid and consistent gross domestic product (GDP) growth, improving corporate fundamentals, and nascent signs of inflation. Lower-quality CCC-rated bonds outperformed higher-quality, more interest rate-sensitive bonds. This is not particularly unusual in the latter stages of an economic cycle when interest rates begin to rise.

From a ratings perspective, the quality of the high-yield market is strong as the percentage of the high-yield index composed of BB-rated credits is near an all-time high and the percentage of CCC-rated bonds is at low levels not seen since the late 1990s. From a fundamental perspective, while leverage levels are above average for this point in the cycle, the cash flow impact from these higher leverage levels was largely offset by low interest rates. As a result, interest coverage levels, which measure a company’s ability to meet interest expenses, are higher than average. Indeed, these metrics have generally been improving as the high-yield market recovers from the commodity-driven sell-off of 2015. Lastly, from an economic perspective, the economy has experienced accelerating growth led by a strong labor market, solid consumer confidence, relatively healthy household balance sheets, stimulative tax reform, and synchronized global growth. All of these conditions provide a solid backdrop for low high-yield spreads.

Ten largest holdings (%) as of April 30, 2018[4]
LPL Holdings Incorporated 5.75%, 9-15-2025	2.58
NGPL PipeCo LLC 7.77%, 12-15-2037	2.42
Tallgrass Energy Partners LP 5.50%, 9-15-2024	2.10
Pattern Energy Group Incorporated 5.88%, 2-1-2024	1.89
KAR Auction Services Incorporated 5.13%, 6-1-2025	1.83
Teekay Corporation 8.50%, 1-15-2020	1.72
NCR Corporation 6.38%, 12-15-2023	1.67
Montreign Operating Company LLC 10.15%, 12-7-2022	1.63
Dell International LLC 7.13%, 6-15-2024	1.62
Intelsat Jackson Holdings SA 5.50%, 8-1-2023	1.59

Credit quality as of April 30, 2018[5]

Contributors to performance

Overall industry selection contributed to portfolio performance, with exposure and solid security selection in oil-field services, midstream companies, pharmaceuticals, and cable and satellite as the main contributors. Credit selection in higher-quality BB-rated companies and lower-quality CCC-rated companies contributed to the portfolio’s performance.

Detractors from performance

The portfolio’s performance relative to the index was hurt by its underweight to metals and mining, which outperformed the broader market. The portfolio’s credit selection detracted within the energy exploration and production, media/entertainment, and financials sectors. Credit selection within medium-quality high-yield (single B-rated) companies also hurt performance.

[4]	The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Effective maturity distribution as of April 30, 2018[6]

Management outlook

While we tend to think that the economy should continue to grow and company fundamentals will continue to improve, we are always on the lookout for potential threats to growth. Indeed, typically prolonged easy credit conditions lead to an increase in aggressively financed deals in which weaker companies are able to raise money and reduce the quality of the high-yield market as a whole with riskier bonds. In many ways, the high-yield market is benefiting from a strong loan market where many of the most aggressive new deals, in our opinion, have been raising capital in the loan market instead of the high-yield market.

Burgeoning market risk includes gradually increasing inflation and potential trade wars. While many of the conditions that often precede inflationary periods are in place, our concerns about inflation are mitigated by the fact that inflation often takes a fair amount of time to build up and, unfortunately, a fair amount of time to quell. We believe that if we are entering a new inflationary period, it will take time to have an impact and may even help high-yield companies repay their debts. In such a scenario, high-yield bonds should outperform many other fixed-income asset classes such as investment-grade and sovereign bonds. Our concern about trade wars is mitigated by the large entrenched interests that would be hurt by a trade war and a broader understanding in the investment, business, and government communities that all parties lose in a trade war. We continue to believe that, in the short run, spreads will remain flat, but in the medium term, they will widen, potentially significantly. To some extent, the higher yields available in the junk bond market may provide a cushion to this spread widening.

Over a full cycle, we believe the best way to insulate the portfolio from periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—April 30, 2018	Wells Fargo Income Opportunities Fund	9

Security name			Shares	Value

Common Stocks: 0.00%

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			7	$740

Total Common Stocks (Cost $606)				740

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 112.19%

Consumer Discretionary: 25.87%

Auto Components: 2.54%
Allison Transmission Incorporated 144A	4.75%	10-1-2027	$1,695,000	1,595,419
Allison Transmission Incorporated 144A	5.00	10-1-2024	8,125,000	7,980,375
Cooper Tire & Rubber Company	7.63	3-15-2027	5,190,000	5,786,850
Cooper Tire & Rubber Company	8.00	12-15-2019	400,000	428,000

				15,790,644

Distributors: 0.42%
LKQ Corporation	4.75	5-15-2023	2,375,000	2,354,931
Spectrum Brands Incorporated	6.63	11-15-2022	250,000	258,750

				2,613,681

Diversified Consumer Services: 1.99%
Service Corporation International	4.63	12-15-2027	1,250,000	1,222,250
Service Corporation International	7.50	4-1-2027	8,125,000	9,262,500
Service Corporation International	8.00	11-15-2021	1,635,000	1,839,375

				12,324,125

Hotels, Restaurants & Leisure: 2.65%
Brinker International Incorporated 144A	5.00	10-1-2024	850,000	833,000
CCM Merger Incorporated 144A	6.00	3-15-2022	8,475,000	8,623,313
Hilton Domestic Operating Company Incorporated	5.13	5-1-2026	1,175,000	1,175,000
KFC Holding Company	5.00	6-1-2024	225,000	225,281
Pinnacle Entertainment Incorporated	5.63	5-1-2024	700,000	731,500
Speedway Motorsports Incorporated	5.13	2-1-2023	825,000	818,813
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	4,025,000	4,065,250

				16,472,157

Media: 12.54%
Altice US Finance I Corporation 144A	5.38	7-15-2023	2,270,000	2,272,838
Altice US Finance I Corporation 144A	5.50	5-15-2026	2,200,000	2,132,625
CCO Holdings LLC 144A	4.00	3-1-2023	175,000	168,875
CCO Holdings LLC 144A	5.00	2-1-2028	350,000	323,183
CCO Holdings LLC	5.13	2-15-2023	2,266,000	2,276,650
CCO Holdings LLC 144A	5.13	5-1-2023	2,965,000	2,974,488
CCO Holdings LLC 144A	5.13	5-1-2027	750,000	702,728
CCO Holdings LLC	5.25	9-30-2022	2,048,000	2,083,226
CCO Holdings LLC 144A	5.38	5-1-2025	7,195,000	7,073,584

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
CCO Holdings LLC 144A	5.50%	5-1-2026	$325,000	$316,453
CCO Holdings LLC 144A	5.75	2-15-2026	5,675,000	5,632,438
CCO Holdings LLC 144A	5.88	4-1-2024	2,350,000	2,385,274
Cequel Communications Holdings I LLC 144A	7.75	7-15-2025	3,625,000	3,815,313
Cinemark USA Incorporated	4.88	6-1-2023	750,000	741,563
CSC Holdings LLC 144A	5.38	2-1-2028	1,125,000	1,051,875
CSC Holdings LLC	8.63	2-15-2019	635,000	660,825
EMI Music Publishing Group 144A	7.63	6-15-2024	2,403,000	2,600,046
Gray Television Incorporated 144A	5.13	10-15-2024	2,400,000	2,289,000
Gray Television Incorporated 144A	5.88	7-15-2026	6,650,000	6,400,625
Lamar Media Corporation	5.38	1-15-2024	725,000	741,313
LIN Television Corporation	5.88	11-15-2022	425,000	436,688
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	2,300,000	2,251,125
Live Nation Entertainment Incorporated 144A	5.38	6-15-2022	790,000	808,763
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	500,000	498,750
National CineMedia LLC	6.00	4-15-2022	7,000,000	7,105,000
Nexstar Broadcasting Group Incorporated 144A	5.63	8-1-2024	1,375,000	1,354,375
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	2,815,000	2,895,931
Nielsen Finance LLC 144A	5.00	4-15-2022	1,945,000	1,959,782
Outfront Media Capital Corporation	5.25	2-15-2022	320,000	324,800
Outfront Media Capital Corporation	5.63	2-15-2024	735,000	742,350
Outfront Media Capital Corporation	5.88	3-15-2025	1,275,000	1,306,875
Salem Media Group Incorporated 144A	6.75	6-1-2024	6,225,000	5,898,188
The E.W. Scripps Company 144A	5.13	5-15-2025	6,019,000	5,597,670

				77,823,219

Specialty Retail: 5.07%
Asbury Automotive Group Incorporated	6.00	12-15-2024	7,200,000	7,146,000
Group 1 Automotive Incorporated	5.00	6-1-2022	2,259,000	2,265,325
Group 1 Automotive Incorporated 144A	5.25	12-15-2023	2,000,000	1,975,000
Lithia Motors Incorporated 144A	5.25	8-1-2025	6,825,000	6,756,750
Penske Auto Group Incorporated	3.75	8-15-2020	1,045,000	1,037,163
Penske Auto Group Incorporated	5.38	12-1-2024	5,398,000	5,357,515
Penske Auto Group Incorporated	5.75	10-1-2022	2,100,000	2,155,125
Sonic Automotive Incorporated	5.00	5-15-2023	3,200,000	3,084,000
Sonic Automotive Incorporated	6.13	3-15-2027	1,799,000	1,727,040

				31,503,918

Textiles, Apparel & Luxury Goods: 0.66%
The William Carter Company	5.25	8-15-2021	1,200,000	1,219,500
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	3,000,000	2,867,814

				4,087,314

Consumer Staples: 1.58%

Beverages: 0.18%
Cott Beverages Incorporated 144A	5.50	4-1-2025	1,125,000	1,116,563

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2018	Wells Fargo Income Opportunities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Food Products: 1.15%
B&G Foods Incorporated	4.63%	6-1-2021	$670,000	$662,255
B&G Foods Incorporated	5.25	4-1-2025	1,750,000	1,601,250
Darling Ingredients Incorporated	5.38	1-15-2022	295,000	300,531
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	375,000	371,719
Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	75,000	74,344
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	2,360,000	2,306,900
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	400,000	382,000
Pinnacle Foods Incorporated	5.88	1-15-2024	100,000	103,000
Prestige Brands Incorporated 144A	6.38	3-1-2024	660,000	663,300
US Foods Incorporated 144A	5.88	6-15-2024	670,000	681,725

				7,147,024

Household Products: 0.25%
Central Garden & Pet Company	5.13	2-1-2028	400,000	379,000
Central Garden & Pet Company	6.13	11-15-2023	405,000	422,213
Spectrum Brands Incorporated	5.75	7-15-2025	775,000	774,264

				1,575,477

Energy: 26.81%

Energy Equipment & Services: 8.79%
Bristow Group Incorporated	6.25	10-15-2022	6,900,000	5,692,500
Bristow Group Incorporated 144A	8.75	3-1-2023	1,550,000	1,600,375
Diamond Offshore Drilling Incorporated	4.88	11-1-2043	2,875,000	2,070,000
Era Group Incorporated	7.75	12-15-2022	4,745,000	4,650,100
Hilcorp Energy Company 144A	5.00	12-1-2024	3,100,000	3,014,750
Hilcorp Energy Company 144A	5.75	10-1-2025	4,195,000	4,153,050
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	7,847,000	6,199,146
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	2,925,000	1,638,000
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	4,562,000	2,942,490
NGPL PipeCo LLC 144A	4.38	8-15-2022	675,000	671,625
NGPL PipeCo LLC 144A	4.88	8-15-2027	1,050,000	1,020,797
NGPL PipeCo LLC 144A	7.77	12-15-2037	12,450,000	15,002,250
Oceaneering International Incorporated	6.00	2-1-2028	1,700,000	1,691,500
PHI Incorporated	5.25	3-15-2019	2,175,000	2,071,448
USA Compression Partners LP 144A	6.88	4-1-2026	2,100,000	2,142,000

				54,560,031

Oil, Gas & Consumable Fuels: 18.02%
Andeavor Logistics LP	5.25	1-15-2025	1,150,000	1,181,625
Archrock Partners LP	6.00	10-1-2022	1,650,000	1,650,000
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	1,600,000	1,716,016
Cheniere Energy Incorporated 144A	5.25	10-1-2025	8,900,000	8,699,750
Continental Resources Incorporated 144A	4.38	1-15-2028	500,000	491,250
Continental Resources Incorporated	3.80	6-1-2024	2,000,000	1,950,000
DCP Midstream Operating LLC	2.70	4-1-2019	1,425,000	1,410,764
Denbury Resources Incorporated	6.38	8-15-2021	6,205,000	5,615,525
Denbury Resources Incorporated 144A	9.25	3-31-2022	1,312,000	1,364,480
Enable Midstream Partner LP	2.40	5-15-2019	5,475,000	5,410,807
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	1,100,000	1,142,880

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream LLC	4.40%	4-1-2024	$5,400,000	$5,351,982
Exterran Partners LP	6.00	4-1-2021	5,075,000	5,062,313
Gulfport Energy Corporation	6.00	10-15-2024	1,625,000	1,543,750
Kinder Morgan Incorporated	6.50	9-15-2020	1,155,000	1,234,920
Kinder Morgan Incorporated	7.42	2-15-2037	1,820,000	2,009,431
Matador Resources Company	6.88	4-15-2023	700,000	731,500
Murphy Oil Corporation	4.45	12-1-2022	3,200,000	3,124,000
Murphy Oil Corporation	5.75	8-15-2025	360,000	359,100
Murphy Oil Corporation	6.88	8-15-2024	1,425,000	1,508,719
PDC Energy Incorporated	6.13	9-15-2024	950,000	973,750
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	7,320,000	7,578,469
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	5,300,000	6,108,250
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	1,150,000	1,388,625
Rockpoint Gas Storage 144A	7.00	3-31-2023	2,950,000	2,946,313
Rose Rock Midstream LP	5.63	7-15-2022	2,450,000	2,370,375
Rose Rock Midstream LP	5.63	11-15-2023	1,775,000	1,672,938
Sabine Pass Liquefaction LLC	5.63	2-1-2021	2,275,000	2,387,590
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,075,000	3,318,311
SemGroup Corporation	6.38	3-15-2025	5,725,000	5,453,063
Semgroup Corporation	7.25	3-15-2026	2,869,000	2,847,483
Southern Star Central Corporation 144A	5.13	7-15-2022	2,179,000	2,217,133
Southwestern Energy Company	6.70	1-23-2025	75,000	73,289
Southwestern Energy Company	7.50	4-1-2026	750,000	770,625
Southwestern Energy Company	7.75	10-1-2027	750,000	772,500
Summit Midstream Holdings LLC	5.75	4-15-2025	400,000	381,592
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	12,825,000	13,017,375
Tesoro Logistics LP	6.38	5-1-2024	725,000	772,125
Ultra Resources Incorporated 144A	6.88	4-15-2022	1,800,000	1,323,000
Ultra Resources Incorporated 144A	7.13	4-15-2025	5,850,000	3,901,219
Western Gas Partners LP	5.38	6-1-2021	30,000	31,036

				111,863,873

Financials: 8.50%

Banks: 0.06%
Citi Group Incorporated	4.13	3-9-2021	115,000	115,121
Citi Group Incorporated	5.25	3-7-2025	25,000	25,531
Citi Group Incorporated	6.13	3-9-2028	195,000	201,581

				342,233

Consumer Finance: 2.76%
Ally Financial Incorporated	7.50	9-15-2020	300,000	324,750
Ally Financial Incorporated	8.00	12-31-2018	1,300,000	1,339,000
Ally Financial Incorporated	8.00	3-15-2020	3,016,000	3,249,740
FirstCash Incorporated 144A	5.38	6-1-2024	2,749,000	2,790,235
Navient Corporation	8.00	3-25-2020	2,725,000	2,902,125
OneMain Financial Group LLC 144A	7.25	12-15-2021	3,449,000	3,569,715
Springleaf Finance Corporation	6.00	6-1-2020	1,375,000	1,428,281
Springleaf Finance Corporation	8.25	12-15-2020	75,000	82,709
Springleaf Finance Corporation	8.25	10-1-2023	1,342,000	1,469,490

				17,156,045

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2018	Wells Fargo Income Opportunities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 3.26%
Infinity Acquisition LLC 144A	7.25%	8-1-2022	$1,590,000	$1,574,100
LPL Holdings Incorporated 144A	5.75	9-15-2025	16,525,000	16,029,250
Tempo Acquisition LLC 144A	6.75	6-1-2025	1,700,000	1,683,000
Vantiv LLC 144A	4.38	11-15-2025	975,000	931,125

				20,217,475

Insurance: 2.42%
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	3,405,000	3,415,215
HUB International Limited 144A	7.00	5-1-2026	1,300,000	1,303,250
HUB International Limited 144A	7.88	10-1-2021	7,300,000	7,606,600
USIS Merger Subordinate Incorporated 144A	6.88	5-1-2025	2,700,000	2,720,250

				15,045,315

Health Care: 11.04%

Health Care Equipment & Supplies: 2.35%
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	975,000	968,204
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	325,000	335,563
Hologic Incorporated 144A	4.38	10-15-2025	4,700,000	4,523,750
Hologic Incorporated 144A	4.63	2-1-2028	475,000	453,625
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	4,000,000	4,145,600
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	1,000,000	945,000
Surgery Center Holdings Incorporated 144A	8.88	4-15-2021	3,150,000	3,236,625

				14,608,367

Health Care Providers & Services: 7.28%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	310,000	320,850
CHS Incorporated	5.13	8-1-2021	4,850,000	4,462,000
HCA Incorporated	5.88	3-15-2022	750,000	790,313
HCA Incorporated	6.50	2-15-2020	6,525,000	6,818,625
HealthSouth Corporation	5.75	9-15-2025	1,725,000	1,763,813
Mednax Incorporated 144A	5.25	12-1-2023	1,075,000	1,066,938
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	6,700,000	6,819,997
MPT Operating Partnership LP	5.00	10-15-2027	2,275,000	2,155,563
MPT Operating Partnership LP	5.25	8-1-2026	3,200,000	3,112,000
MPT Operating Partnership LP	6.38	3-1-2024	170,000	178,500
NVA Holdings Company 144A	6.88	4-1-2026	425,000	428,188
Polaris Intermediate Corporation 144A	8.50	12-1-2022	1,200,000	1,218,000
Select Medical Corporation	6.38	6-1-2021	6,730,000	6,830,950
Tenet Healthcare Corporation 144A	4.63	7-15-2024	614,000	593,984
Tenet Healthcare Corporation	6.00	10-1-2020	575,000	595,510
Vizient Incorporated 144A	10.38	3-1-2024	7,235,000	8,012,763

				45,167,994

Health Care Technology: 1.28%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	6,300,000	6,158,250
Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	1,375,000	1,392,188
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	375,000	369,844

				7,920,282

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Life Sciences Tools & Services: 0.13%
Charles River Laboratories Incorporated 144A	5.50%	4-1-2026	$800,000	$813,760

Industrials: 6.09%

Aerospace & Defense: 0.06%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	400,000	386,000

Airlines: 0.84%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	2,190,000	2,388,763
BBA US Holdings Incorporated	5.38	5-1-2026	2,840,000	2,855,847

				5,244,610

Commercial Services & Supplies: 5.02%
Acco Brands Corporation 144A	5.25	12-15-2024	725,000	725,000
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	5,900,000	5,944,250
Aramark Services Incorporated 144A	5.00	2-1-2028	450,000	437,810
Aramark Services Incorporated	5.13	1-15-2024	1,256,000	1,277,980
Covanta Holding Corporation	5.88	3-1-2024	5,393,000	5,312,105
Covanta Holding Corporation	5.88	7-1-2025	1,500,000	1,458,750
Covanta Holding Corporation	6.38	10-1-2022	3,205,000	3,273,106
KAR Auction Services Incorporated 144A	5.13	6-1-2025	11,725,000	11,373,250
Waste Pro USA Incorporated 144A	5.50	2-15-2026	725,000	717,533
Wrangler Buyer Corporation 144A	6.00	10-1-2025	650,000	640,250

				31,160,034

Trading Companies & Distributors: 0.17%
International Lease Finance Corporation 144A	7.13	9-1-2018	1,015,000	1,028,613

Information Technology: 10.29%

Communications Equipment: 0.26%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	1,550,000	1,596,500

Internet Software & Services: 1.67%
Infor (US) Incorporated	6.50	5-15-2022	875,000	888,125
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	1,260,000	1,269,450
Zayo Group LLC 144A	5.75	1-15-2027	1,975,000	1,960,188
Zayo Group LLC	6.00	4-1-2023	625,000	642,938
Zayo Group LLC	6.38	5-15-2025	5,396,000	5,585,939

				10,346,640

IT Services: 3.49%
Cardtronics Incorporated	5.13	8-1-2022	3,375,000	3,273,750
Cardtronics Incorporated 144A	5.50	5-1-2025	3,100,000	2,867,500
First Data Corporation 144A	5.00	1-15-2024	2,325,000	2,342,438
First Data Corporation 144A	5.38	8-15-2023	550,000	560,890
First Data Corporation 144A	5.75	1-15-2024	2,095,000	2,124,058
First Data Corporation 144A	7.00	12-1-2023	5,425,000	5,676,612
Gartner Incorporated 144A	5.13	4-1-2025	4,825,000	4,835,615

				21,680,863

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2018	Wells Fargo Income Opportunities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Semiconductors & Semiconductor Equipment: 0.33%
Micron Technology Incorporated 144A	5.25%	1-15-2024	$1,325,000	$1,378,663
Micron Technology Incorporated	5.50	2-1-2025	659,000	685,360

				2,064,023

Software: 0.29%
CDK Global Incorporated	4.88	6-1-2027	425,000	408,000
CDK Global Incorporated	5.00	10-15-2024	1,050,000	1,065,750
Symantec Corporation 144A	5.00	4-15-2025	350,000	351,424

				1,825,174

Technology Hardware, Storage & Peripherals: 4.25%
Dell International LLC 144A	5.88	6-15-2021	5,125,000	5,272,054
Dell International LLC 144A	7.13	6-15-2024	9,450,000	10,064,250
Diamond 1 Finance Corporation 144A	4.42	6-15-2021	250,000	254,625
NCR Corporation	5.88	12-15-2021	380,000	387,182
NCR Corporation	6.38	12-15-2023	10,038,000	10,389,330

				26,367,441

Materials: 3.96%

Chemicals: 0.18%
Celanese U.S. Holdings LLC	5.88	6-15-2021	440,000	468,703
Valvoline Incorporated	5.50	7-15-2024	625,000	640,625

				1,109,328

Containers & Packaging: 3.72%
Ball Corporation	4.88	3-15-2026	1,100,000	1,097,250
Ball Corporation	5.25	7-1-2025	630,000	648,900
Berry Plastics Corporation	5.13	7-15-2023	700,000	704,375
Berry Plastics Corporation	6.00	10-15-2022	575,000	598,719
Crown Americas LLC 144A	4.75	2-1-2026	1,650,000	1,592,250
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	2,910,000	3,237,375
Flex Acquisition Company Incorporated	6.88	1-15-2025	2,100,000	2,110,500
Owens-Brockway Glass Container Incorporated 144A	5.38	1-15-2025	925,000	922,688
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	1,300,000	1,329,250
Owens-Illinois Incorporated 144A	6.38	8-15-2025	7,500,000	7,856,250
Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	401,000	402,756
Sealed Air Corporation 144A	5.13	12-1-2024	2,350,000	2,385,250
Silgan Holdings Incorporated	5.50	2-1-2022	225,000	228,375

				23,113,938

Metals & Mining: 0.06%
Indalex Holdings Corporation (a)†	11.50	2-1-2020	5,985,000	0
Novelis Corporation 144A	6.25	8-15-2024	325,000	331,094

				331,094

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Real Estate: 7.40%

Equity REITs: 7.40%
CoreCivic Incorporated	4.63%	5-1-2023	$800,000	$792,000
CoreCivic Incorporated	5.00	10-15-2022	2,175,000	2,196,750
Crown Castle International Corporation	4.88	4-15-2022	760,000	790,182
Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,624,612
Equinix Incorporated	5.75	1-1-2025	2,300,000	2,386,250
Equinix Incorporated	5.88	1-15-2026	2,350,000	2,432,250
ESH Hospitality Incorporated 144A	5.25	5-1-2025	7,800,000	7,624,500
Iron Mountain Incorporated 144A	5.25	3-15-2028	1,325,000	1,247,156
Iron Mountain Incorporated 144A	4.38	6-1-2021	2,500,000	2,500,000
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,175,000	2,098,875
Iron Mountain Incorporated	6.00	8-15-2023	5,185,000	5,340,550
MGM Growth Properties LLC	4.50	1-15-2028	775,000	713,000
Sabra Health Care REIT Incorporated	5.38	6-1-2023	2,100,000	2,115,750
Sabra Health Care REIT Incorporated	5.50	2-1-2021	2,285,000	2,336,413
The Geo Group Incorporated	5.13	4-1-2023	1,874,000	1,850,575
The Geo Group Incorporated	5.88	1-15-2022	2,595,000	2,663,119
The Geo Group Incorporated	5.88	10-15-2024	2,925,000	2,910,375
The Geo Group Incorporated	6.00	4-15-2026	1,360,000	1,340,008

				45,962,365

Telecommunication Services: 4.47%

Diversified Telecommunication Services: 2.17%
GCI Incorporated	6.75	6-1-2021	2,625,000	2,651,250
Level 3 Financing Incorporated	5.13	5-1-2023	1,595,000	1,579,050
Level 3 Financing Incorporated	5.25	3-15-2026	1,050,000	1,015,560
Level 3 Financing Incorporated	5.38	8-15-2022	2,545,000	2,557,725
Level 3 Financing Incorporated	5.38	1-15-2024	1,125,000	1,113,750
Level 3 Financing Incorporated	5.38	5-1-2025	1,595,000	1,570,597
Level 3 Financing Incorporated	5.63	2-1-2023	1,275,000	1,290,938
Level 3 Financing Incorporated	6.13	1-15-2021	1,690,000	1,711,125

				13,489,995

Wireless Telecommunication Services: 2.30%
SBA Communications Corporation 144A	4.00	10-1-2022	250,000	238,125
SBA Communications Corporation	4.88	7-15-2022	1,485,000	1,488,713
Sprint Capital Corporation	6.88	11-15-2028	2,600,000	2,652,000
Sprint Capital Corporation	7.63	2-15-2025	2,625,000	2,762,813
Sprint Communications Incorporated	7.00	8-15-2020	380,000	401,850
T-Mobile USA Incorporated	4.00	4-15-2022	1,075,000	1,074,328
T-Mobile USA Incorporated	4.50	2-1-2026	225,000	216,563
T-Mobile USA Incorporated	4.75	2-1-2028	225,000	216,518
T-Mobile USA Incorporated	5.13	4-15-2025	725,000	730,438
T-Mobile USA Incorporated	5.38	4-15-2027	350,000	353,938
T-Mobile USA Incorporated	6.00	3-1-2023	500,000	518,125
T-Mobile USA Incorporated	6.00	4-15-2024	275,000	287,980
T-Mobile USA Incorporated	6.38	3-1-2025	3,050,000	3,202,500
T-Mobile USA Incorporated	6.50	1-15-2024	140,000	146,650

				14,290,541

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2018	Wells Fargo Income Opportunities Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 6.18%

Electric Utilities: 0.05%
NextEra Energy Incorporated 144A	4.25%	9-15-2024	$350,000	$337,750

Gas Utilities: 0.35%
AmeriGas Partners LP	5.75	5-20-2027	2,250,000	2,165,625

Independent Power & Renewable Electricity Producers: 5.78%
NSG Holdings LLC 144A	7.75	12-15-2025	7,913,194	8,664,947
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	11,518,000	11,748,360
TerraForm Power Operating LLC 144A	4.25	1-31-2023	7,950,000	7,592,250
TerraForm Power Operating LLC 144A	5.00	1-31-2028	1,275,000	1,193,719
TerraForm Global Operating LLC 144A	6.13	3-1-2026	2,800,000	2,835,000
TerraForm Power Operating LLC 144A	6.63	6-15-2025	3,600,000	3,843,000

				35,877,276

Total Corporate Bonds and Notes (Cost $694,259,026)				696,527,307

Loans: 5.13%

Consumer Discretionary: 2.31%

Auto Components: 0.55%
Federal-Mogul Corporation (1 Month LIBOR +3.75%) ±	5.65	4-15-2021	3,408,159	3,439,208

Hotels, Restaurants & Leisure: 1.76%
CCM Merger Incorporated (1 Month LIBOR +2.75%) ±	4.65	8-8-2021	797,761	802,348
Montreign Operating Company LLC (1 Month LIBOR +8.25%) ±‡	10.15	12-7-2022	10,425,000	10,112,250

				10,914,598

Energy: 0.16%

Energy Equipment & Services: 0.03%
Hummel Station (1 Month LIBOR +6.00%) ±‡	7.90	10-27-2022	213,917	204,826

Oil, Gas & Consumable Fuels: 0.13%
Chesapeake Energy Corporation (3 Month LIBOR +7.50%) ±	9.44	8-23-2021	725,000	766,688

Financials: 0.34%

Diversified Financial Services: 0.34%
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	9.86	4-30-2023	2,110,000	2,136,375

Health Care: 0.36%

Health Care Providers & Services: 0.36%
Press Ganey Holdings Incorporated (1 Month LIBOR +2.75%) ±<	4.65	10-21-2023	2,115,680	2,128,903
Press Ganey Holdings Incorporated (1 Month LIBOR +6.50%) ±‡	8.40	10-21-2024	112,360	113,484

				2,242,387

Industrials: 0.33%

Commercial Services & Supplies: 0.33%
Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%) ±	8.40	7-25-2022	2,025,000	1,865,248
WASH Multifamily Laundry Systems LLC 2nd Lien Term (1 Month LIBOR +7.00%) ±‡	8.90	5-12-2023	29,808	29,510

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies (continued)
WASH Multifamily Laundry Systems LLC 2nd Lien Term (1 Month LIBOR +7.00%) ±‡	8.90%	5-14-2023	$170,192	$168,490

				2,063,248

Information Technology: 1.26%

Internet Software & Services: 1.26%
Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	5.15	10-19-2023	7,810,875	7,854,850

Real Estate: 0.22%

Real Estate Management & Development: 0.22%
Capital Automotive LP (1 Month LIBOR +6.00%) ±‡	7.91	3-24-2025	1,328,633	1,341,919

Utilities: 0.15%

Independent Power & Renewable Electricity Producers: 0.15%
Vistra Energy Corporation (1 Month LIBOR +2.25%) ±	4.15	12-14-2023	913,438	919,146

Total Loans (Cost $32,073,661)				31,883,245

		Expiration date	Shares
Rights: 0.06%

Utilities: 0.06%

Independent Power & Renewable Electricity Producers: 0.06%
Vistra Energy Corporation †		12-14-2023	559,650	363,773

Total Rights (Cost $582,794)				363,773

		Maturity date	Principal
Yankee Corporate Bonds and Notes: 11.98%

Consumer Discretionary: 0.10%

Textiles, Apparel & Luxury Goods: 0.10%
Eagle Intermediate Global Holding BV %%	7.50	5-1-2025	$600,000	615,000

Energy: 3.82%

Energy Equipment & Services: 0.84%
Ensco plc	5.75	10-1-2044	7,377,000	5,127,015
Trinidad Drilling Limited 144A	6.63	2-15-2025	100,000	95,875

				5,222,890

Oil, Gas & Consumable Fuels: 2.98%
Baytex Energy Corporation 144A	5.13	6-1-2021	3,600,000	3,402,000
Baytex Energy Corporation 144A	5.63	6-1-2024	2,434,000	2,166,260
Griffin Coal Mining Company Limited 144A(a)†	9.50	12-1-2016	1,410,935	0
Griffin Coal Mining Company Limited (a)†	9.50	12-1-2016	193,118	0
Nabors Industries Incorporated	0.75	1-15-2024	2,850,000	2,226,563
Teekay Corporation	8.50	1-15-2020	10,333,000	10,668,823

				18,463,646

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2018	Wells Fargo Income Opportunities Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Financials: 2.18%

Banks: 0.55%
Nielsen Holding and Finance BV 144A	5.00%	2-1-2025	$2,775,000	$2,729,906
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	700,000	710,500
Preferred Term Securities XII Limited (a)†	0.00	12-24-2033	1,540,000	0

				3,440,406

Diversified Financial Services: 1.63%
Intelsat Jackson Holdings SA	5.50	8-1-2023	11,740,000	9,846,925
Intelsat Jackson Holdings SA 144A	8.00	2-15-2024	225,000	237,375

				10,084,300

Health Care: 2.35%

Pharmaceuticals: 2.35%
Valeant Pharmaceuticals International Incorporated 144A	5.50	3-1-2023	3,825,000	3,459,207
Valeant Pharmaceuticals International Incorporated 144A	5.50	11-1-2025	925,000	920,375
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	3,600,000	3,291,750
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	3,750,000	3,382,388
Valeant Pharmaceuticals International Incorporated 144A	6.50	3-15-2022	525,000	544,688
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2021	700,000	704,375
Valeant Pharmaceuticals International Incorporated 144A	7.00	3-15-2024	975,000	1,028,331
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	1,266,000	1,286,573

				14,617,687

Industrials: 1.92%

Commercial Services & Supplies: 1.34%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	8,400,000	8,358,000

Machinery: 0.33%
Sensata Technologies BV 144A	5.00	10-1-2025	760,000	758,100
Sensata Technologies BV 144A	6.25	2-15-2026	1,225,000	1,273,510

				2,031,610

Professional Services: 0.25%
IHS Markit Limited 144A	4.75	2-15-2025	1,400,000	1,407,140
IHS Markit Limited 144A	5.00	11-1-2022	125,000	129,375

				1,536,515

Materials: 1.09%

Containers & Packaging: 1.01%
Ardagh Packaging Finance plc 144A	4.25	9-15-2022	600,000	596,250
Ardagh Packaging Finance plc 144A	4.63	5-15-2023	275,000	275,344
Ardagh Packaging Finance plc 144A	6.00	2-15-2025	3,000,000	3,033,750
Ardagh Packaging Finance plc 144A	7.25	5-15-2024	1,300,000	1,374,750
OI European Group BV 144A	4.00	3-15-2023	1,075,000	1,021,250

				6,301,344

Metals & Mining: 0.08%
ArcelorMittal SA	6.13	6-1-2025	450,000	487,125

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 0.52%

Diversified Telecommunication Services: 0.52%
Intelsat Luxembourg SA	7.75%	6-1-2021	$3,825,000	$2,591,439
Virgin Media Finance plc 144A	6.38	4-15-2023	605,000	609,538

				3,200,977

Total Yankee Corporate Bonds and Notes (Cost $78,163,601)				74,359,500

	Yield		Shares
Short-Term Investments: 7.14%

Investment Companies: 7.14%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.59		44,347,095	44,347,095

Total Short-Term Investments (Cost $44,347,095)				44,347,095

Total investments in securities (Cost $849,426,783)	136.50%	847,481,660
Other assets and liabilities, net	(36.50)	(226,618,944)

Total net assets	100.00%	$620,862,716

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

†	Non-income-earning security

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.

%%	The security is issued on a when-issued basis.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued and/or unfunded loans.

Abbreviations:
LIBOR	LondonInterbank Offered Rate
REIT	Realestate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Select Class	47,815,404	219,991,474	223,459,783	44,347,095	$0	$0	$334,471	$44,347,095	7.14%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2018	Wells Fargo Income Opportunities Fund	21

Assets
Investments in unaffiliated securities, at value (cost $805,079,688)	$803,134,565
Investments in affiliated securities, at value (cost $44,347,095)	44,347,095
Cash	158
Receivable for investments sold	662,125
Receivable for interest	11,815,951
Prepaid expenses and other assets	52,037

Total assets	860,011,931

Liabilities
Secured borrowing payable	230,000,000
Payable for investments purchased	3,725,254
Dividends payable	3,586,230
Advisory fee payable	397,293
Administration fee payable	35,083
Trustees’ fees and expenses payable	182
Accrued expenses and other liabilities	1,405,173

Total liabilities	239,149,215

Total net assets	$620,862,716

NET ASSETS CONSIST OF
Paid-in capital	$666,460,335
Overdistributed net investment income	(3,650,485)
Accumulated net realized losses on investments	(40,002,011)
Net unrealized losses on investments	(1,945,123)

Total net assets	$620,862,716

NET ASSET VALUE PER SHARE
Based on $620,862,716 divided by 68,951,815 shares issued and outstanding (100,000,000 shares authorized)	$9.00

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Income Opportunities Fund	Statement of operations—year ended April 30, 2018

Investment income
Interest	$52,441,831
Income from affiliated securities	334,471
Dividends	25

Total investment income	52,776,327

Expenses
Advisory fee	5,260,436
Administration fee	438,370
Custody and accounting fees	28,278
Professional fees	92,988
Shareholder report expenses	100,295
Trustees’ fees and expenses	16,478
Transfer agent fees	34,500
Interest expense	4,813,402
Other fees and expenses	60,863

Total expenses	10,845,610
Less: Fee waivers and/or expense reimbursements	(281,311)

Net expenses	10,564,299

Net investment income	42,212,028

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(25,345,884)
Net change in unrealized gains (losses) on investments	8,362,224

Net realized and unrealized gains (losses) on investments	(16,983,660)

Net increase in net assets resulting from operations	$25,228,368

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Income Opportunities Fund	23

	Year ended April 30, 2018	Year ended April 30, 2017

Operations
Net investment income	$42,212,028	$52,134,683
Net realized gains (losses) on investments	(25,345,884)	8,164,400
Net change in unrealized gains (losses) on investments	8,362,224	49,157,949

Net increase in net assets resulting from operations	25,228,368	109,457,032

Distributions to shareholders from
Net investment income	(43,320,836)	(55,989,068)
Tax basis return of capital	(4,338,720)	(639,057)

Total distributions to shareholders	(47,659,556)	(56,628,125)

Capital share transactions
Cost of shares repurchased	(13,222,865)	(3,749,231)

Total increase (decrease) in net assets	(35,654,053)	49,079,676

Net assets
Beginning of period	656,516,769	607,437,093

End of period	$620,862,716	$656,516,769

Overdistributed net investment income	$(3,650,485)	$(4,287,689)

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Income Opportunities Fund	Statement of cash flows—year ended April 30, 2018

Cash flows from operating activities:
Net increase in net assets resulting from operations	$25,228,368

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(317,862,526)
Proceeds from sales of long-term securities	338,621,736
Amortization	(1,890,338)
Proceeds from sales of short-term securities, net	3,468,309
Increase in receivable for investments sold	(128,000)
Decrease in receivable for interest	485,407
Increase in prepaid expenses and other assets	(17,368)
Decrease in payable for investments purchased	(4,103,283)
Decrease in advisory fee payable	(38,605)
Decrease in administration fee payable	(1,242)
Decrease in trustee’s fees and expenses payable	(51,901)
Increase in accrued expenses and other liabilities	1,145,288
Litigation payments received	1,437
Net realized losses on investments	25,345,884
Net change in unrealized gains (losses) on investments	(8,362,224)

Net cash provided by operating activities	61,840,942

Cash flows from financing activities:
Payment for shares repurchased	(13,546,041)
Cash distributions paid	(48,294,743)

Net cash used in financing activities	(61,840,784)

Net increase in cash	158

Cash:
Beginning of period	$0

End of period	$158

Supplemental cash disclosure
Cash paid for interest	$3,746,938

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Opportunities Fund	25

(For a share outstanding throughout each period)

	Year ended April 30
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.31	$8.56	$9.75	$10.04	$10.18
Net investment income	0.60 [1]	0.74 [1]	0.77 [1]	0.77 [1]	0.82 [1]
Net realized and unrealized gains (losses) on investments	(0.23)	0.81	(1.14)	(0.24)	(0.14)

Total from investment operations	0.37	1.55	(0.37)	0.53	0.68
Distributions to shareholders from
Net investment income	(0.62)	(0.79)	(0.82)	(0.82)	(0.82)
Tax basis return of capital	(0.06)	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.68)	(0.80)	(0.82)	(0.82)	(0.82)
Anti-dilutive effect of shares repurchased	0.00 [2]	0.00 [2]	0.00	0.00	0.00
Net asset value, end of period	$9.00	$9.31	$8.56	$9.75	$10.04
Market value, end of period	$8.07	$8.64	$7.76	$8.93	$9.52
Total return based on market value[3]	1.24%	22.55%	(3.47)%	2.59%	1.60%
Ratios to average net assets (annualized)
Gross expenses[4]	1.68%	1.40%	1.30%	1.23%	1.27%
Net expenses[4]	1.63%	1.23%	1.10%	0.96%	1.01%
Net investment income	6.53%	8.15%	8.76%	7.85%	8.35%
Supplemental data
Portfolio turnover rate	33%	43%	25%	33%	31%
Net assets, end of period (000s omitted)	$620,863	$656,517	$607,437	$692,169	$712,781

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,699	$3,854	$3,641	$4,009	$4,099

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sales of shares.

[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended April 30, 2018	0.74%
Year ended April 30, 2017	0.48%
Year ended April 30, 2016	0.37%
Year ended April 30, 2015	0.10%
Year ended April 30, 2014	0.07%

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Income Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third

Notes to financial statements	Wells Fargo Income Opportunities Fund	27

parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2018, the aggregate cost of all investments for federal income tax purposes was $853,881,128 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$22,313,808
Gross unrealized losses	(28,713,276)
Net unrealized losses	$(6,399,468)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to bond premiums and expiration of capital loss carryforwards. At April 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(155,329,141)	$5,180,340	$150,148,801

As of April 30, 2018, the Fund had capital loss carryforwards which consist of $23,493,902 in short-term capital losses and $12,053,764 in long-term capital losses.

28	Wells Fargo Income Opportunities Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Materials	$740	$0	$0	$740

Corporate bonds and notes	0	696,527,307	0	696,527,307

Loans	0	17,776,391	14,106,854	31,883,245

Rights
Utilities	0	363,773	0	363,773

Yankee corporate bonds and notes	0	74,359,500	0	74,359,500

Short-term investments
Investment companies	44,347,095	0	0	44,347,095
Total assets	$44,347,835	$789,026,971	$14,106,854	$847,481,660

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At April 30, 2018, the Fund had no material transfers between Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Loans	Yankee corporate bonds and notes	Total
Balance as of April 30, 2017	$11,209,715	$9,638	$11,219,353
Accrued discounts (premiums)	24,698	0	24,698
Realized gains (losses)	6,303	0	6,303
Change in unrealized gains (losses)	(444,366)	795,780	351,414
Purchases	6,446,488	0	6,446,488
Sales	(4,477,903)	(805,418)	(5,283,321)
Transfers into Level 3	1,341,919	0	1,341,919
Transfers out of Level 3	0	0	0
Balance as of April 30, 2018	$14,106,854	$0	$14,106,854
Change in unrealized gains (losses) relating to securities still held at April 30, 2018	$(443,232)	$0	$(443,232)

Notes to financial statements	Wells Fargo Income Opportunities Fund	29

The loan obligations in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through March 6, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. Funds Management contractually waived its advisory fee in the amount of $281,311 for the year ended April 30, 2018.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $19,867,484 and $0 in interfund purchases and sales, respectively, during the year ended April 30, 2018.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended April 30, 2018 and the year ended April 30, 2017, the Fund did not issue any shares.

On November 10, 2017, the Fund extended its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2018 and ending on December 31, 2018. The Fund’s Board of Trustees has delegated to Funds Management discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended April 30, 2018, the Fund purchased 1,567,439 of its shares on the open market at a total cost of $13,222,865 (weighted average price per share of $8.44). The weighted average discount of these repurchased shares was 9.00%.

6. BORROWINGS

The Fund has borrowed $230,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing.

During the year ended April 30, 2018, the Fund had average borrowings outstanding of $230,000,000 at an average interest rate of 2.09% and paid interest in the amount of $4,813,402, which represents 0.74% of its average daily net assets.

30	Wells Fargo Income Opportunities Fund	Notes to financial statements

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2018 were $282,606,218 and $276,656,166, respectively.

As of April 30, 2018, the Fund had unfunded term loan commitments of $275,000.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2018 and April 30, 2017 were as follows:

	Year ended April 30,
	2018	2017
Ordinary income	$43,320,836	$55,989,068
Tax basis return of capital	4,338,720	639,057

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward
$(6,399,468)	$(35,547,666)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, FASB issued Accounting Standard Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
April 27, 2018	May 15, 2018	June 1, 2018	$0.05197
May 23, 2018	June 13, 2018	July 2, 2018	0.05197

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Income Opportunities Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO INCOME OPPORTUNITIES FUND:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Wells Fargo Income Opportunities Fund (the “Fund”), including the portfolio of investments, as of April 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

June 25, 2018

32	Wells Fargo Income Opportunities Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended April 30, 2018, $37,103,279 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	33

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010, Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust

34	Wells Fargo Income Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018: Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Income Opportunities Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn* (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

*	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

36	Wells Fargo Income Opportunities Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

311863 06-18 AIO/AR156 04-18

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Income Opportunities Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Income Opportunities Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2018	Fiscal year ended April 30, 2017
Audit fees	$53,733	$52,217
Audit-related fees	—	—
Tax fees (1)	4,245	4,080
All other fees	—	—

	$57,978	$56,297

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Income Opportunities Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Income Opportunities Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Income Opportunities Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Wells Fargo Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

ASSET ALLOCATION TRUST

WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES & HIGH INCOME FUND

WELLS FARGO FUNDS MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF JANUARY 26, 2016

Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

Proxy Committee.    The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall coordinate with Funds Management Risk and Compliance to monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on proxy voting activity.

Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least annually to review the Procedures and shall coordinate with Funds Management Risk and Compliance to review the performance of ISS in exercising its proxy voting responsibilities.

Voting Discretion. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy item is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

Voting Policy. Proxies generally shall be voted in accordance with the recommendations of proxy advisor ISS. However, the following proxy items shall be referred to the Proxy Committee for case-by-case review and vote determination:

1.	Proxy items for meetings deemed of “high importance” where ISS opposes management recommendations
2.	Mutual fund proxies

The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses. (Further detail appears in Appendix A.)

The Proxy Committee may consult Fund sub-advisers on specific proxy voting issues as it deems appropriate or if a sub-adviser makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods:

1.	instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.	disclosing the conflict to the Board and obtaining their consent before voting;

3.	submitting the matter to the Board to exercise its authority to vote on such matter;

4.	engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy;

5.	consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.	erecting information barriers around the person or persons making voting decisions;

7.	voting in proportion to other shareholders (“mirror voting”); or

8.	voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4.	The shareholder meeting date;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or by a security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9.	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

DEFINITION OF PROXY LEVELS

Proxy Level	Meetings with . . .	Examples of Proposals

6	Proxy Contests	Elect Directors (management slate) Elect Directors (opposition slate)

5	Significant Transactions	Mergers, acquisitions, reorgs, restructurings, spinoffs Issue shares in connection with acquisitions Sale/purchase of company assets Adjourn meeting to solicit additional votes

4	Capitalization Proposals & Antitakeover Defenses	Increase authorized shares New classes of stock Share repurchase programs Anti-takeover provisions (poison pills, NOL pills)

3	Compensation Proposals	Stock compensation & executive bonus plans Say on golden parachutes Say on pay/frequency ESOPs Stock option repricing

2	Shareholder Proposals	Require independent chair Classify/declassify board Proxy Access Majority vote standard Supermajority vote requirements Cumulative voting Right to call special meetings Right to act by written consent

1	Uncontested Director Elections and Routine Items	Elect directors Ratify auditors

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 40 years of experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 25 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 20 years of experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Master’s Degree from the University of Wisconsin – Milwaukee and Bachelor’s degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as a fixed income analyst and head of the Funds Management investments team. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University and has earned the right to use the CFA designation.

Melissa Duller, CIMA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst and as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations. She has earned the right to use the CIMA designation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended April 30, 2018.

Niklas Nordenfelt
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	17
Total assets of above accounts (millions)	$1,919.8	$458.0	$1,495.5

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Philip Susser
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	4	17
Total assets of above accounts (millions)	$1,868.5	$458.0	$1,495.5

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2018:

Niklas Nordenfelt	none
Phil Susser	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2017 to 11/30/2017	0	0	0	0
12/1/2017 to 12/31/2017	0	0	0	0
1/1/2018 to 1/31/2018	1,368,820	13.14	1,368,820	3,493,968
2/1/2018 to 2/28/2018	512,541	13.02	512,541	3,493,968
3/1/2018 to 3/31/2018	187,884	13.00	187,884	3,493,968
4/1/2018 to 4/30/2018	26,579	13.05	26,579	3,493,968
Total	2,095,824	13.05	2,095,824	2,095,824

On November 10, 2017, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2018 and ending on December 31, 2018.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	June 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	June 25, 2018

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	June 25, 2018